SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
(a)Merger of returnable plastic packaging operation
On July 1, 2025, the partnership completed the merger of its returnable plastic packaging operation with a North American packaging solutions provider. In exchange, the partnership received an approximate 10% economic interest in the merged business and deconsolidated the net assets of its returnable plastic packaging operation which were classified as held for sale as at June 30, 2025 within other assets and accounts payable and other in the unaudited interim condensed consolidated statement of financial position.
(b)Sale of interests into new evergreen private equity fund
On July 4, 2025, the partnership completed the previously announced sale of a partial interest in three businesses to a new evergreen private equity fund, managed by Brookfield Asset Management. The transferred interests included approximately 12% of the partnership’s engineered components manufacturing operation, approximately 7% of the partnership’s dealer software and technology services operation, and approximately 5% of the partnership’s work access services operation.
In exchange, the partnership will receive units of the new evergreen fund with an initial redemption value of approximately $690 million. The units are expected to be redeemed for cash during the 18-month period following the initial closing of the fund, expected later this year.
(c)Distribution
On July 31, 2025, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per LP Unit, payable on September 29, 2025 to unitholders of record as at the close of business on August 29, 2025.